UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 AUGUST 22, 2006


                       FIRST MID-ILLINOIS BANCSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State of Other Jurisdiction of Incorporation)

                  0-13368                     37-1103704
          (Commission File Number) (IRS Employer Identification No.)


            1515 CHARLESTON AVENUE
                MATTOON, IL                              61938
    (Address of Principa                               (Zip Code)

                                 (217) 234-7454
              (Registrant's Telephone Number, including Area Code)










Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written  communications  pursuant  to Rule 425 under the  Securities  Act
     (17CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))



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Item 8.01.   Other Events.

     On August 22, 2006, the Board of Directors of First Mid-Illinois Bancshares, Inc. (the "Company") authorized the repurchase of $5 million of additional shares of the Company's common stock by the Company either in the open market or in privately negotiated transactions, bringing the total amount of common stock that the Company is authorized to repurchase under all its repurchase programs to approximately $5,217,000. This repurchase program has no fixed expiration date.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    FIRST MID-ILLINOIS BANCSHARES, INC.



Dated:  August 23, 2006             /s/ William S. Rowland

                                    William S. Rowland
                                    President and Chief Executive Officer